UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2004
(Date of earliest event reported)

Equinox Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-112531	13-4034296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

895 Broadway New York, New York 10003
(Address of principal executive offices including zip code)

(212) 677-0181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The press release of Equinox Holdings, Inc., dated August 16, 2004, announcing, among other things, its financial results for the three and six months ended June 30, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Notwithstanding the above, those portions of the press release that discuss earnings before interest, taxes, depreciation and amortization (EBITDA) are being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of Equinox Holdings, Inc., whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release of Equinox Holdings, Inc. dated August 16, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The press release of Equinox Holdings, Inc., dated August 16, 2004, announcing, among other things, its financial results for the three and six months ended June 30, 2004, attached and filed herewith as Exhibit 99.1, is incorporated herein by reference.

Notwithstanding the above, those portions of the press release that discuss earnings before interest, taxes, depreciation and amortization (EBITDA) are being “furnished” to the Securities and Exchange Commission, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of Equinox Holdings, Inc., whether made before or after the date of this report, regardless of any general incorporation language in the filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Holdings, Inc.

By:	/s/ SCOTT ROSEN

Name: Scott Rosen
Title: Treasurer and Chief Financial Officer

Dated: August 19, 2004